UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2008
GENITOPE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-50425	77-0436313
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6900 Dumbarton Circle
Fremont, California 94555
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (510) 284-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
Item 9.01. Financial Statements and Exhibits
INDEX TO EXHIBITS
EXHIBIT 99.1

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     On May 21, 2008, Genitope Corporation (“Genitope” or the “Company”) received a staff determination letter from The Nasdaq Stock Market (“Nasdaq”) indicating that, as a result of the Company’s failure to timely file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2008, Genitope no longer complied with Nasdaq’s filing requirements for continued listing as set forth in Marketplace Rule 4310(c)(14), and that its securities are, therefore, subject to trading suspension and delisting. That rule requires that each listed issuer to file copies of all reports and other documents required to be filed with the Securities and Exchange Commission (the “SEC”). The letter also stated that, unless the Company requested an appeal of the staff determination, trading of the Company’s common stock would be suspended at the opening of business on May 30, 2008, and a Form 25-NSE would be filed with the SEC, which would remove the Company’s securities from listing and registration on Nasdaq.
     On May 28, 2008, the Company filed with the SEC its Quarterly Report on Form 10-Q for the quarter ended March 31, 2008. On May 28, 2008, the Company received a letter from Nasdaq indicating that, based upon the Company’s filing of the Form 10-Q, it was now in compliance with Rule 4310(c). There can be no assurance that the Company’s securities will remain listed on The Nasdaq Global Market or will be listed on another exchange or traded in another market.
     A copy of the Company’s press release announcing receipt of the staff determination letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     Forward-Looking Statements
     This Current Report on Form 8-K contains “forward-looking statements.” For this purpose, any statements contained in this report that are not statements of historical fact may be deemed forward-looking statements, including, without limitation, statements regarding the potential listing status and potential delisting of Genitope’s common stock from The Nasdaq Global Market. Words such as “believes,” “anticipates,” “plans,” “expects,” “could,” “estimates,” “will,” “intends” and similar expressions are intended to identify forward-looking statements. There are a number of important factors that could cause the Company’s results to differ materially from those indicated by these forward-looking statements, including without limitation, risks and uncertainties detailed in Genitope’s filings with the SEC, including its Quarterly Report on Form 10-Q for the three months ended March 31, 2008. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. Genitope undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.
Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits.

Exhibit 99.1	Press Release entitled “Genitope Corporation Announces Receipt of Nasdaq Staff Determination,” dated May 28, 2008.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Genitope Corporation
Dated: May 28, 2008	By:	/s/ Dan W. Denney, Jr.
Dan W. Denney, Jr., Ph.D.
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

Exhibit 99.1	Press Release entitled “Genitope Corporation Announces Receipt of Nasdaq Staff Determination,” dated May 28, 2008.